UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 14, 2025

Everest Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Seon Place – 4th Floor 141 Front Street PO Box HM 845 Hamilton, Bermuda		HM 19

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of Exchange where registered
Common Shares, $0.01 par value	EG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual General Meeting of Shareholders (the "AGM") of Everest Group, Ltd. (the "Company") was held on May 14, 2025.

The shareholders elected Director nominees John J. Amore, William F. Galtney, Jr., John A. Graf, Meryl Hartzband, John Howard, Gerri Losquadro, Hazel McNeilage, Roger M. Singer, and James Williamson; appointed KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, approved, by non-binding advisory vote, the 2024 compensation paid to the Company’s Named Executive Officers, approved the Everest Group, Ltd. 2025 Employee Stock Purchase Plan and approved amendments to the Company's bye-laws.

The votes cast with respect to each such matter were as follows:

Total shares represented at the AGM in person or by proxy: 43,763,586

	FOR	AGAINST	ABSTAIN	NON-VOTES
Election of Directors to serve a one-year period to expire at the end of the 2026 AGM

John J. Amore	34,936,237	7,084,280	16,794	1,726,275
William F. Galtney Jr.	39,150,466	2,862,159	24,686	1,726,275
John A. Graf	40,141,653	1,870,975	24,683	1,726,275
Meryl Hartzband	40,713,392	1,243,836	80,083	1,726,275
John Howard	41,891,562	89,972	55,777	1,726,275
Gerri Losquadro	39,887,292	2,096,497	53,522	1,726,275
Hazel McNeilage	40,843,552	1,110,601	83,158	1,726,275
Roger M. Singer	39,388,223	2,624,365	24,723	1,726,275
James Williamson	41,352,446	656,316	28,549	1,726,275

Appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2025	43,569,024	157,783	36,779	—

Approval, by non-binding advisory vote, of the 2024 compensation paid to the Company’s Named Executive Officers	39,476,537	2,492,405	68,369	1,726,275

Approval of the Everest Group, Ltd. 2025 Employee Stock Purchase Plan	41,941,201	72,423	23,687	1,726,275

Approval of amendments to the Company's bye-laws	41,952,625	50,002	34,684	1,726,275

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST GROUP, LTD.

By:	/S/ ROBERT J. FREILING
Robert J. Freiling
Senior Vice President and Chief Accounting Officer

Dated: May 16, 2025